UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

October 31, 2018

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

Following a 2017 that realized strong gains for global risk assets, 2018 proved to be more challenging. The fiscal year began on a strong note, with U.S. tax reform enhancing domestic earnings in the context of a synchronized global economic expansion. As the year progressed, however, policy apprehension - specifically global monetary and trade policy - weighed increasingly heavily on investors’ minds and a return to more average levels of global volatility ensued.

Despite near-term price volatility, U.S. equity fundamentals remain constructive. Earnings growth for 2018 significantly exceed long-term averages, grounded by robust economic and employment fundamentals and buttressed by corporate tax cuts. On a forward looking basis, consensus estimates still call for solid earnings growth for the S&P 500 in 2019. Furthermore, valuations came down in calendar fourth quarter of 2018 to median levels.

The Federal Reserve has subtly shifted to a somewhat more restrictive bias. The cadence toward higher interest rates, combined with higher core inflation readings earlier in 2018, weighed on bond prices. However in our view, monetary policy normalization should still be considered a positive development. Given the data-dependencies of the Fed, accommodative monetary policy into perpetuity is not warranted considering current economic and inflation trends. Nevertheless, it appears the pace of rate hikes in 2019 will be slower than in 2018.

Lastly, the U.S./China trade dispute looms large as a market moving issue in the months ahead. The conflict between the world’s two largest economies has weighed on sentiment, and impacted both foreign and domestic equity markets. While the outcome is unclear at this writing, we believe the most likely path will be moderately constructive, involving a narrow deal to open certain Chinese markets in exchange for a rollback on certain tariffs.

Considering the backdrop of continued monetary policy normalization in the context of strong domestic economic performance, unknown trade policy outcomes, moderate equity valuations and a return to historical average volatility, the CIBC Atlas Funds remain committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

bias for our investors. We would like to take this opportunity to thank you for your investment in the CIBC Atlas Funds.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

The S&P 500 index returned 7.35% for the year ending 10/31/2018. Three sectors, Information Technology, Consumer Discretionary and Healthcare, beat the market performance with double digit returns. Consumer Staples, Communications Services, Real Estate, Energy, Utilities and Financials underperformed but achieved positive returns, while Materials and Industrials underperformed with negative results.

The CIBC Atlas Disciplined Equity Fund returned 13.61% for the same period, strongly outperforming the benchmark S&P 500. The greatest relative results were in the Information Technology, Consumer Discretionary, Industrial and Healthcare Sectors. Service related companies in both Technology (Visa, Automatic Data Processing, Fiserv and Fidelity National Information Services) and Healthcare (Express Scripts, United Health Group, Aetna, CVS, and Cigna) were key contributors. Amazon, TJX Companies and Dollar General were strong performers in Consumer Discretionary, and avoiding challenged companies such as General Electric and 3M along with strong performance in Boeing were additive in Industrials. Holdings that contributed in other sectors were American Tower, Linde, NextEra Energy, and T-Mobile but performance was also enhanced by avoiding poor performing stocks, Facebook and Exxon.

Two sectors underperformed for the fund, Consumer Staples and Financials. Colgate unperformed in the Consumer Staples sector, and our overweight in bank stocks, particularly with Citicorp and USBancorp, led to modest underperformance in Financials. Outside of these sectors, an underweight in Apple was a headwind to performance as was our holding in Allergan.

We remain committed to our strategy of investing in high quality companies with strong free cash flow generation and attractive valuation.

CIBC Atlas Mid Cap Equity Fund

The broad U.S. stock market registered a single digit return over the past twelve months, a noticeable downshift to returns investors had been accustomed to in prior years. The Russell Mid-Cap Growth benchmark returned 6.14% for the one year period ending 10/31/2017 which was comparable to the broader market. As market anxiety reflected multiple potential headwinds, defensive

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

sectors of the market rose in prominence late in the year. Consumer Staples and Utilities were the strongest sectors of the index followed by above market returns from Consumer Discretionary, Technology, and Health Care. The Materials and Energy sectors registered negative returns over the one year period.

The CIBC Atlas Mid Cap Equity Fund returned 4.29% for the measurement period, below that of the benchmark. The underperformance reflected two primary hindrances: One, stock selection within the consumer discretionary and technology sectors; and second, relative outperformance by individual stocks we categorize as momentum driven.

Performance detracted in the Consumer Discretionary sector due to our holdings of Mohawk, a leading global flooring company. Mohawk was burdened by significantly higher costs (commodity, freight, and labor) where product pricing will take time to mostly offset. Additionally, plant start up inefficiencies and uneven global demand added to headwinds experienced. We believe the company should eventually recover and is still widely viewed as among the top companies and management teams in the housing industry. Additionally, we did not own several apparel companies in the Discretionary sector such as Lululemon Athletica, VF Corporation, and Under Armour that all saw outsized returns but reflect short-term factors in our opinion. Performance in the Technology sector was acutely influenced by underperformance in the semiconductor industry and underweight to the software industry. Microchip Technology, Skyworks Solutions, and NXP Semiconductor all underperformed during the period. NXP semiconductors was eliminated as a holding and we believe downward pressure on Microchip and Skyworks should prove transitory.

Our strategy of investing in high quality companies with greater consistency in earnings, above average returns on invested capital, conservative financial leverage, and healthy free cash flow generation, can be out of favor at times. Stocks we classify as momentum (highest sales growth, lowest return on capital, and highest valuations) were significant outperformers up until the August timeframe. This was highly noticeable within the software industry where our underweight reflected valuations concerns among others and contributed to the detraction in performance.

There were positive contributors to fund performance during the period including stock selection within Health Care and our overweight positioning within the technology and consumer staples sectors. Health Care holdings

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

that contributed to healthy upside included HCA Healthcare, Encompass Health, Humana, Exact Sciences, and Edwards Lifesciences.

As noted above, with the recent downward inflection among momentum stocks that has been witnessed since August, relative performance significantly improved. Historically, periods of outperformance by momentum issues is typically short-lived and we believe this rotation back to the more consistent growth companies held in our fund should be long-lived.

We continue to adhere to our strategy of investing in companies with strong market positions, more consistent growth opportunities, strong management capability, superior financial characteristics, and attractive valuation. As always, we appreciate the loyal support of our investors.

CIBC Atlas Income Opportunities Fund

The Fund’s blended benchmark (60% S&P 500 Index/40% Barclays Government Credit Index) gained 3.55% in the year ending October 31, 2018. Equities outperformed bonds, as measured by the 7.35% gain in the S&P 500 Index versus the 2.31% decline in the Barclays Government Credit Index. Corporate earnings growth was robust during the year consistent with a strong economic backdrop and aided by tax reform. Continued monetary tightening and concerns over global trade policy resulted in modestly more subdued investor sentiment and softened market returns somewhat compared to recent years.

The CIBC Atlas Income Opportunities fund gained 4.60% in the twelve months ending October 31, 2018; outperforming the blended benchmark return by 108 basis points. Both the Fund’s debt and equity holdings outperformed their respective benchmarks.

The interest rate risk of the Fund’s fixed income holdings was less than that of the Barclays Government Credit Index, which led to positive relative performance in a rising interest rate environment. The Federal Reserve raised short term interest rates by 1.00% and the 10-Year Treasury yield increased by 76 basis points over the measurement period. The Fund was also more heavily allocated to corporate bonds than the index, which contributed to positive relative performance.

The Fund’s equity holdings outperformed the S&P 500 Index due to strong stock selection in a number of sectors. Industrials were the best relative performing sector, led by strength in shares of The Boeing Company and Union Pacific. In addition, not owning General Electric shares, which significantly underperformed over the last year aided relative performance. Above

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

market performance in the Fund’s Information Technology holdings, including Cisco, Microsoft and Automatic Data Processing, were solid contributors to performance. In the Communication Services sector, Regal Entertainment Group was acquired at premium to its market price, resulting in solid gains for the Fund. Robust performance from Comcast, Disney and Verizon were also additive.

Stock selection was more challenged in the Consumer Discretionary, Real Estate and Energy sectors. In Consumer Discretionary, Tupperware Brands underperformed due to challenges in emerging markets and a strong US dollar. In addition, the Fund did not participate in the strong gains in Amazon shares, which is a non-dividend yielding stock. A softening residential housing market negatively impacted the timber REIT Weyerhaeuser. In the Energy sector, softer performance from the Fund’s pipeline holdings detracted from relative performance.

A number of potential changes on both the fiscal and monetary front have the potential to increase market volatility and uncertainty, especially as the business and credit cycles continue to elongate. We will continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals.

CIBC Atlas All Cap Growth Fund

The Russell 3000® Growth Total Return Index was up over 10% for the 12 month period ending October 31, 2018. Technology, Consumer Discretionary and Healthcare were the best performing sectors in that time period, while Basic Materials and Energy were the worst performing sectors.

The CIBC Atlas All Cap Growth Fund was up 14.65% during the same period, outperforming the broad Russell 3000® Growth Total Return Index. The Healthcare and Consumer Discretionary sectors drove the greatest amount of outperformance in the period for the fund. Technology was also a strong contributor to performance.    Healthcare was led by holdings in Abiomed, Intuitive Surgical, Edwards Lifesciences and Idexx labs.    Performance in Consumer Discretionary was led by Amazon and Five Below. Tech returns were led by Arista Networks, Adobe and Mastercard.

Energy and Real Estate were the biggest detractors to fund performance during the period. Both Diamondback Energy and EOG Resources dragged on Energy sector performance, while data center companies Equinix and CoreSite

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

detracted from Real Estate performance. Our single biggest detractor from a position level was Healthcare Services Group.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The CIBC Atlas Equity Income Fund achieved a 7.23% rate of return during the year. This compared with a 6.98% return for the Russell 1000.

With a backdrop of rising interest rates during the year, investors favored sectors and stocks that do not pay dividends. This provided a bit of a headwind to many equity income investors who seek out income generating securities. Over the past year, growth sectors and growth stocks have meaningfully outperformed value stocks. The average non-dividend paying stock in the S&P 500 was up 14.2% during the year, nearly triple the total return of stocks that do pay a dividend during the same time period. This trend could also be seen in sector returns, as the poorest performing sectors during the year were the typically higher yielding materials, industrials, utilities, financials and real estate sectors. The market was led by technology, consumer discretionary and healthcare stocks during the year.

Strategy underweight positions in materials, utilities, and industrials were helpful during the year, as these sectors underperformed. An overweight position in real estate and an underweight position in consumer discretionary were headwinds, as real estate underperformed and consumer discretionary was strong.

Notable outperformers during the year included Microsoft (MSFT), Apple (AAPL), TJ Maxx and Marshalls retailer TJX Companies (TJX), health care company Abbott Laboratories (ABT), health insurer Anthem (ANTM) and financial derivatives exchange CME Group (CME). Each of these companies were among our largest holdings during the year and each was up by more than 29% during the year. On the downside, Macquarie Infrastructure (MIC), Microchip Technology (MCHP), and Healthcare Services Group (HCSG) were the biggest detractors from performance.

Recent volatility in the markets has created an interesting environment for continuing to identify high quality dividend growth stocks that can offer a combination of current income and capital appreciation.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018 (Unaudited)

Definition of the Comparative Indices

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Bloomberg Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	13.61%	11.63%	12.28%	13.86%	9.27%
S&P 500 Index	7.35%	11.52%	11.34%	13.24%	8.33%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018(1)(2)
	1 Year	3 Years	Inception to Date
CIBC Atlas Mid Cap Equity
Fund, Institutional Shares	4.29%	6.92%	8.27%
Russell Mid-Cap Growth
Index	6.14%	10.39%	8.82%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018(1)(2)
	1 Year	3 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional
Shares	4.60%	8.05%	5.68%
60/40 Hybrid of the S&P 500 Index and
Bloomberg Barclays U.S. Government/Credit Index	3.55%	7.38%	6.66%
S&P 500 Index	7.35%	11.52%	9.96%
Bloomberg Barclays U.S. Government/Credit Index	-2.31%	1.15%	1.48%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $250,000 Investment

		AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018(1)
	1 Year(2)	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth
Fund, Institutional Shares	14.65%	12.75%	9.57%	13.33%	7.62%
Russell 3000® Growth Total
Return Index	10.20%	13.45%	13.06%	15.33%	9.43%

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2018 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2018(1)
	1 Year(2)	3 Years	5 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	7.23%	9.33%	7.54%	10.68%
Russell 1000® Index	6.98%	11.31%	11.05%	10.87%

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.9%	Shares	Value

COMMUNICATION SERVICES — 7.5%
Alphabet, Cl A *	10,254	$11,182,807
Alphabet, Cl C *	33,553	36,128,864
Comcast, Cl A	440,186	16,788,694
T-Mobile US *	168,286	11,536,006

		75,636,371

CONSUMER DISCRETIONARY — 10.6%

Amazon.com*	28,924	46,220,842
Dollar General	98,259	10,944,087
Expedia Group	111,661	14,005,639
Garrett Motion *	14,188	215,232
Home Depot	78,886	13,874,470
TJX	104,003	11,427,849
VF	119,936	9,940,296

		106,628,415

CONSUMER STAPLES — 1.4%

PepsiCo	127,107	14,284,285

ENERGY — 5.2%

Chevron	118,086	13,184,302
EOG Resources	114,614	12,073,439

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value

ENERGY — continued

Kinder Morgan	513,718	$8,743,480
Occidental Petroleum	130,824	8,774,366
Pioneer Natural Resources	63,148	9,299,806

		52,075,393

FINANCIALS — 14.2%

BlackRock, Cl A	31,185	12,830,133
Capital One Financial	120,909	10,797,174
Citigroup	307,108	20,103,289
Intercontinental Exchange	299,450	23,069,628
JPMorgan Chase	232,343	25,330,034
Prudential Financial	143,073	13,417,386
US Bancorp	301,137	15,740,431
Wells Fargo	406,405	21,632,938

		142,921,013

HEALTH CARE — 18.5%

Allergan	71,455	11,290,605
Cigna	76,777	16,415,690
CVS Health	145,117	10,505,020
Danaher	210,699	20,943,481
Express Scripts Holding *	167,962	16,287,275
Johnson & Johnson	160,271	22,436,337
Medtronic	242,954	21,822,128
Merck	194,084	14,286,523
Stryker	60,844	9,870,114
Thermo Fisher Scientific	64,576	15,088,182
UnitedHealth Group	106,469	27,825,673

		186,771,028

INDUSTRIALS — 9.2%

Boeing	44,067	15,637,615
Fortive	151,704	11,264,022
Honeywell International	142,943	20,701,005
Raytheon	52,018	9,105,231
Resideo Technologies *	23,824	501,492

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value

INDUSTRIALS — continued

Union Pacific	103,840	$15,183,485
United Technologies	165,301	20,532,037

		92,924,887

INFORMATION TECHNOLOGY — 23.2%

Adobe*	39,719	9,761,342
Analog Devices	106,471	8,912,687
Apple	130,709	28,606,972
Automatic Data Processing	117,729	16,962,394
Cisco Systems	484,870	22,182,802
Fidelity National Information Services	197,394	20,548,716
Fiserv*	223,257	17,704,280
Microsoft	386,968	41,332,052
Oracle	387,454	18,923,253
QUALCOMM	264,014	16,603,841
Visa, Cl A	236,147	32,552,864

		234,091,203

MATERIALS — 2.9%

DowDuPont	257,686	13,894,429
Linde	92,158	15,249,384

		29,143,813

REAL ESTATE — 2.2%

American Tower, Cl A ‡	144,056	22,445,365

UTILITIES — 1.0%

NextEra Energy	55,708	9,609,630

TOTAL COMMON STOCK (Cost $588,291,051)		966,531,403

CASH EQUIVALENT — 3.8%(A)

JPMorgan U.S. Government Money Market Fund,
Cl Institutional, 2.010%

(Cost $37,948,558)	37,948,558	37,948,558

TOTAL INVESTMENTS — 99.7%

(Cost $626,239,609)		$1,004,479,961

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2018

Percentages are based on Net Assets of $1,007,224,183.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The reporting rate is the 7-day effective yield as of October 31, 2018.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.1%**	Shares	Value

CONSUMER DISCRETIONARY — 16.2%

AutoZone*	18,839	$13,817,841
BorgWarner	105,543	4,159,450
Bright Horizons Family Solutions *	41,421	4,759,687
Carter’s	67,983	6,525,008
Delphi Automotive *	86,470	6,640,896
Dollar Tree *	120,988	10,199,289
Hanesbrands	191,662	3,288,920
LKQ*	181,248	4,942,633
Marriott International, Cl A	69,504	8,124,322
Marriott Vacations Worldwide	16,030	1,418,495
Mohawk Industries *	29,252	3,648,602
O’Reilly Automotive *	21,881	7,018,331
Ross Stores	138,539	13,715,361
Tractor Supply	61,547	5,655,554
Ulta Beauty *	16,381	4,496,912

		98,411,301

CONSUMER STAPLES — 4.8%

Brown-Forman, Cl B	95,480	4,424,543
Church & Dwight	136,199	8,086,134
Monster Beverage *	197,161	10,419,959

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value

CONSUMER STAPLES — continued
Sprouts Farmers Market *	240,221	$6,459,543

		29,390,179

ENERGY — 1.8%

Cimarex Energy	52,537	4,175,116
Concho Resources *	48,091	6,688,977

		10,864,093

FINANCIALS — 5.3%

Ameriprise Financial	56,867	7,235,757
Intercontinental Exchange	109,404	8,428,484
MSCI, Cl A	31,359	4,715,766
TD Ameritrade Holding	129,179	6,681,138
Western Alliance Bancorp *	106,128	5,119,615

		32,180,760

HEALTH CARE — 15.6%

Alexion Pharmaceuticals *	24,221	2,714,448
Alkermes*	82,375	3,363,371
Centene*	57,335	7,471,897
Cooper	20,360	5,259,192
Edwards Lifesciences *	57,569	8,497,184
Encompass Health	169,664	11,418,387
Exact Sciences *	110,574	7,856,283
HCA Healthcare	59,909	7,999,649
Humana	25,742	8,247,994
Jazz Pharmaceuticals *	41,772	6,634,229
Ligand Pharmaceuticals *	21,179	3,490,511
PRA Health Sciences *	80,620	7,809,659
Teleflex	28,550	6,873,127
Universal Health Services, Cl B	55,931	6,798,973

		94,434,904

INDUSTRIALS — 12.7%

AMETEK	103,787	6,962,032
HD Supply Holdings *	166,037	6,238,010
Hexcel	97,118	5,683,345

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
INDUSTRIALS — continued
Hubbell, Cl B	43,177	$4,391,101
IHS Markit *	100,628	5,285,989
Kansas City Southern	55,111	5,619,118
KAR Auction Services	54,526	3,104,710
Masco	128,945	3,868,350
Parker-Hannifin	35,454	5,375,890
Pentair	71,142	2,856,351
Rexnord *	215,532	5,778,413
Roper Technologies	35,805	10,129,234
Stanley Black & Decker	35,922	4,185,632
TransUnion	119,467	7,854,955

		77,333,130

INFORMATION TECHNOLOGY — 33.1%
Alliance Data Systems	52,888	10,904,448
Amphenol, Cl A	85,183	7,623,878
ANSYS *	49,027	7,331,988
Autodesk *	69,270	8,953,147
Citrix Systems	37,794	3,872,751
Cognizant Technology Solutions, Cl A	184,992	12,769,998
EPAM Systems *	106,245	12,693,090
Euronet Worldwide *	122,509	13,620,551
Fidelity National Information Services	106,596	11,096,643
Fiserv *	270,292	21,434,155
FleetCor Technologies *	34,401	6,881,232
Global Payments	97,586	11,147,249
Microchip Technology	139,475	9,174,666
PTC *	144,273	11,889,538
Red Hat *	57,218	9,820,898
Skyworks Solutions	85,651	7,431,081
TE Connectivity	84,247	6,353,909
WEX *	42,825	7,535,487
Worldpay, Cl A *	179,844	16,516,873
Xilinx	48,325	4,125,505

		201,177,087

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
MATERIALS — 3.8%
Ashland Global Holdings	55,697	$4,120,464
Berry Global Group *	147,900	6,451,398
Crown Holdings *	125,902	5,324,396
FMC	95,129	7,427,672

		23,323,930

REAL ESTATE — 3.8%
Equinix ‡	21,530	8,154,272
Jones Lang LaSalle	34,284	4,534,402
SBA Communications, Cl A * ‡	62,132	10,075,946

		22,764,620

TOTAL COMMON STOCK (Cost $479,334,652)		589,880,004

CASH EQUIVALENT — 2.9%(A)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 2.010% (Cost $17,496,397)	17,496,397	17,496,397

TOTAL INVESTMENTS — 100.0% (Cost $496,831,049)		$607,376,401

Percentages are based on Net Assets of $607,571,534.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The reporting rate is the 7-day effective yield as of October 31, 2018.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 64.8%	Shares	Value
COMMUNICATION SERVICES — 4.1%
Alphabet, Cl A *(A)	5,500	$5,998,190
Comcast, Cl A (A)	107,650	4,105,771
Verizon Communications (A)	30,300	1,729,827
Walt Disney	15,350	1,762,640

		13,596,428

CONSUMER DISCRETIONARY — 4.1%
Amazon.com*	2,860	4,570,309
Home Depot	19,692	3,463,429
VF	65,000	5,387,200

		13,420,938

CONSUMER STAPLES — 2.7%
Kellogg	59,550	3,899,334
PepsiCo	44,225	4,970,005
Walgreens Boots Alliance	50	3,989

		8,873,328

ENERGY — 5.2%
Chevron	57,950	6,470,117
Occidental Petroleum	61,550	4,128,159

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
ENERGY — continued
Williams	274,525	$6,679,193

		17,277,469

FINANCIALS — 11.6%
Ares Capital	284,350	4,879,446
Golub Capital	203,825	3,760,571
Hercules Capital	273,000	3,420,690
JPMorgan Chase	82,825	9,029,581
Navient (A)	256,225	2,967,086
Prudential Financial	55,450	5,200,101
US Bancorp	100,550	5,255,749
Wells Fargo	72,100	3,837,883

		38,351,107

HEALTH CARE — 7.5%
Allergan	8,804	1,391,120
Johnson & Johnson	49,675	6,954,003
Merck	83,775	6,166,678
Novartis ADR	47,800	4,180,588
Pfizer	137,350	5,914,291

		24,606,680

INDUSTRIALS — 7.4%
Boeing (A)	20,425	7,248,015
Lockheed Martin	19,675	5,781,499
Union Pacific	41,975	6,137,585
United Parcel Service, Cl B	47,870	5,100,070

		24,267,169

INFORMATION TECHNOLOGY — 12.6%
Apple	42,245	9,245,741
Automatic Data Processing	42,400	6,108,992
Broadcom	13,600	3,039,464
Cisco Systems (A)	85,900	3,929,925
Microchip Technology	62,675	4,122,762
Microsoft	75,625	8,077,506
QUALCOMM (A)	74,925	4,712,033

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY — continued
Visa, Cl A	16,425	$2,264,186

		41,500,609

MATERIALS — 2.1%
DowDuPont	36,500	1,968,080
Linde	29,025	4,802,767

		6,770,847

REAL ESTATE — 3.7%
Crown Castle International ‡	40,585	4,413,213
Hannon Armstrong Sustainable Infrastructure Capital ‡	189,635	3,934,926
Weyerhaeuser ‡	144,425	3,846,038

		12,194,177

UTILITIES — 3.8%
American Water Works	39,800	3,523,494
Clearway Energy, Cl C	205,100	4,022,011
NextEra Energy	18,900	3,260,250
Xcel Energy	38,250	1,874,632

		12,680,387

TOTAL COMMON STOCK (Cost $178,584,104)		213,539,139

CORPORATE OBLIGATIONS — 25.4%	Face Amount
COMMUNICATION SERVICES — 3.8%
Comcast 4.700%, 10/15/48	$2,000,000	1,945,178
Discovery Communications 3.800%, 03/13/24	2,000,000	1,939,867
Level 3 Financing 5.250%, 03/15/26	2,000,000	1,920,000
Sirius XM Radio 6.000%, 07/15/24(B)	750,000	766,725
Sprint Capital 6.900%, 05/01/19	1,000,000	1,013,090
Sprint Spectrum 3.360%, 09/20/21(B)	2,625,000	2,598,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
COMMUNICATION SERVICES — continued
Verizon Communications 3.500%, 11/01/24	$2,250,000	$2,200,285

		12,383,895

CONSUMER DISCRETIONARY — 4.5%
Amazon.com 3.150%, 08/22/27(B)	3,300,000	3,107,717
Ford Motor Credit 3.336%, 03/18/21	2,855,000	2,788,528
General Motors Financial 3.678%, VAR ICE LIBOR USD 3 Month+1.270%, 10/04/19	2,000,000	2,012,206
Goodyear Tire & Rubber 5.125%, 11/15/23	1,200,000	1,177,200
Speedway Motorsports 5.125%, 02/01/23	1,835,000	1,807,475
Tenneco 5.375%, 12/15/24	630,000	559,125
Warner Media 3.600%, 07/15/25	3,500,000	3,311,786

		14,764,037

ENERGY — 2.8%
Chesapeake Energy 8.000%, 12/15/22(B)	390,000	407,355
DCP Midstream Operating 6.750%, 09/15/37(B)	1,500,000	1,560,000
GasLog 8.875%, 03/22/22	1,800,000	1,863,000
Genesis Energy 6.000%, 05/15/23	1,700,000	1,602,250
Kinder Morgan MTN 7.800%, 08/01/31	1,400,000	1,699,468
Sabine Pass Liquefaction 5.750%, 05/15/24	1,250,000	1,323,796
5.625%, 03/01/25	750,000	782,973

		9,238,842

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
FINANCIALS — 5.4%
Ally Financial 3.750%, 11/18/19	$3,500,000	$3,500,350
Ares Capital 3.875%, 01/15/20	2,500,000	2,508,181
Bank of America MTN 3.950%, 04/21/25	3,250,000	3,151,841
Goldman Sachs Group MTN 4.259%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	3,000,000	3,093,387
Morgan Stanley 3.649%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/22	3,000,000	3,033,771
Navient MTN 4.875%, 06/17/19	500,000	501,875
Wells Fargo MTN 4.100%, 06/03/26	2,000,000	1,948,074

		17,737,479

HEALTH CARE — 1.7%
Fresenius US Finance II 4.500%, 01/15/23(B)	2,000,000	2,019,353
HCA 6.500%, 02/15/20	1,150,000	1,187,375
5.000%, 03/15/24	1,250,000	1,264,844
Universal Health Services 4.750%, 08/01/22(B)	500,000	500,000
3.750%, 08/01/19(B)	750,000	750,000

		5,721,572

INDUSTRIALS — 0.8%
Masco 4.450%, 04/01/25	2,750,000	2,738,910

INFORMATION TECHNOLOGY — 4.0%
Apple 3.850%, 08/04/46	3,000,000	2,741,830
CommScope Technologies 6.000%, 06/15/25(B)	2,000,000	1,945,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
INFORMATION TECHNOLOGY — continued
NXP BV 4.625%, 06/15/22(B)	$1,000,000	$993,750
4.625%, 06/01/23(B)	1,000,000	991,250
salesforce.com 3.700%, 04/11/28	3,000,000	2,928,831
Sanmina 4.375%, 06/01/19(B)	1,750,000	1,747,813
Visa 3.150%, 12/14/25	2,000,000	1,924,282

		13,272,756

MATERIALS — 0.6%
NOVA Chemicals 5.000%, 05/01/25(B)	2,000,000	1,830,000

REAL ESTATE — 0.9%
Boston Properties 2.750%, 10/01/26	1,000,000	896,315
Sabra Health Care 5.500%, 02/01/21	2,000,000	2,026,250

		2,922,565

UTILITIES — 0.9%
AES 6.000%, 05/15/26	3,000,000	3,067,500

TOTAL CORPORATE OBLIGATIONS
(Cost $85,224,893)		83,677,556

EXCHANGE TRADED FUNDS — 3.6%	Shares
Invesco Senior Loan ETF	324,400	7,464,444
Nuveen AMT-Free Quality Municipal Income Fund, Cl Institutional	371,190	4,502,535

TOTAL EXCHANGE TRADED FUNDS (Cost $12,429,248)		11,966,979

U.S. TREASURY OBLIGATIONS — 1.8%	Face Amount
U.S. Treasury Bonds 3.000%, 02/15/48	$4,500,000	4,161,269

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

U.S. TREASURY OBLIGATIONS (continued)	Face Amount	Value
2.500%, 02/15/45	$2,000,000	$1,685,703

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,023,469)		5,846,972

PREFERRED STOCK — 1.3%	Shares
FINANCIALS — 0.7%
Wells Fargo, 7.500%	1,700	2,162,383

REAL ESTATE — 0.6%
Crown Castle International, 6.875% ‡	1,000	1,045,000
Public Storage, 4.900% ‡	50,000	1,097,000

		2,142,000

TOTAL PREFERRED STOCK
(Cost $4,212,538)		4,304,383

CASH EQUIVALENT — 2.9%(C)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 2.010% (Cost $9,388,209)	9,388,209	9,388,209

TOTAL INVESTMENTS — 99.8%
(Cost $295,862,461)		$328,723,238

Percentages are based on Net Assets of $329,434,393.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security, or portion thereof, has been pledged as collateral on written equity options.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2018 was $19,217,713 which represents 5.8% of Net Assets

(C)	The reporting rate is the 7-day effective yield as of October 31, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2018

ADR — American Depositary Receipt

AMT — Alternative Minimum Tax

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$213,539,139	$—	$—	$213,539,139
Corporate Obligations	—	83,677,556	—	83,677,556
Exchange Traded Funds	11,966,979	—	—	11,966,979
U.S. Treasury Obligations	—	5,846,972	—	5,846,972
Preferred Stock	4,304,383	—	—	4,304,383
Cash Equivalents	9,388,209	—	—	9,388,209

Total Investments in Securities	$239,198,710	$89,524,528	$—	$328,723,238

For the year ended October 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.4% **	Shares	Value
COMMUNICATION SERVICES — 7.6%
Alphabet, Cl A *	1,917	$2,090,642
Facebook, Cl A *	12,999	1,973,118
IAC *	20,198	3,970,725
Live Nation Entertainment *	63,187	3,304,680
Take-Two Interactive Software *	10,536	1,357,774

		12,696,939

CONSUMER DISCRETIONARY — 15.3%
Amazon.com *	7,668	12,253,541
Bright Horizons Family Solutions *	50,186	5,766,873
Burlington Stores *	23,106	3,962,448
Five Below *	16,367	1,862,892
Ollie’s Bargain Outlet Holdings *	16,646	1,546,413

		25,392,167

ENERGY — 2.0%
Diamondback Energy	20,148	2,263,830
EOG Resources	9,833	1,035,808

		3,299,638

FINANCIALS — 7.3%
Charles Schwab	78,621	3,635,435

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
FINANCIALS — continued
MarketAxess Holdings	8,638	$1,811,129
S&P Global	31,491	5,741,439
Western Alliance Bancorp *	20,149	971,988

		12,159,991

HEALTH CARE — 24.5%
ABIOMED *	9,655	3,294,286
Align Technology *	9,311	2,059,593
Anthem	17,644	4,862,157
AxoGen *	39,655	1,478,735
Centene *	25,824	3,365,384
Edwards Lifesciences *	27,273	4,025,495
Exact Sciences *	37,932	2,695,068
IDEXX Laboratories *	25,221	5,349,879
Intuitive Surgical *	11,980	6,243,736
Thermo Fisher Scientific	20,081	4,691,926
Zoetis, Cl A	29,344	2,645,362

		40,711,621

INDUSTRIALS — 6.6%
BWX Technologies	19,875	1,161,893
CoStar Group *	3,100	1,120,402
IHS Markit *	77,616	4,077,168
Roper Technologies	15,972	4,518,479

		10,877,942

INFORMATION TECHNOLOGY — 26.6%
Adobe *	24,476	6,015,222
FleetCor Technologies *	14,585	2,917,438
Gartner *	33,516	4,944,280
Guidewire Software *	39,413	3,506,575
Mastercard, Cl A	54,814	10,835,083
NVIDIA	6,281	1,324,223
PayPal Holdings *	25,948	2,184,562
salesforce.com *	24,276	3,331,638
SS&C Technologies Holdings	82,407	4,215,942

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY — continued
Tyler Technologies *	23,021	$4,872,625

		44,147,588

MATERIALS — 4.4%
Ecolab	19,041	2,916,129
Sherwin-Williams	11,273	4,435,587

		7,351,716

REAL ESTATE — 1.1%
CoreSite Realty ‡	20,128	1,889,214

TOTAL COMMON STOCK (Cost $98,382,824)		158,526,816

CASH EQUIVALENT — 4.7%(A)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 2.010% (Cost $7,868,305)	7,868,305	7,868,305

TOTAL INVESTMENTS — 100.1%
(Cost $106,251,129)		$166,395,121

Percentages are based on Net Assets of $166,180,007.
*	Non-income producing security.
**	More narrow industries are utilized for compliance reasons, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust
(A)	The reporting rate is the 7-day effective yield as of October 31, 2018.

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2018

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.7%	Shares	Value
COMMUNICATION SERVICES — 2.1%
Comcast, Cl A	62,851	$2,397,137

CONSUMER DISCRETIONARY — 8.7%
Home Depot	15,935	2,802,648
McDonald’s	6,592	1,166,125
Starbucks	27,881	1,624,626
TJX	37,838	4,157,639

		9,751,038

ENERGY — 4.2%
Enterprise Products Partners (A)	100,675	2,700,103
Magellan Midstream Partners (A)	31,745	1,958,032

		4,658,135

FINANCIALS — 18.9%
Blackstone Group (A)	143,638	4,648,126
Brookfield Asset Management, Cl A (A)	60,625	2,470,469
Citizens Financial Group	50,783	1,896,745
CME Group, Cl A	31,094	5,697,664
JPMorgan Chase	58,304	6,356,302

		21,069,306

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
HEALTH CARE — 20.9%
Abbott Laboratories	82,153	$5,663,628
Anthem	20,924	5,766,027
AstraZeneca ADR	51,095	1,981,464
Becton Dickinson	19,240	4,434,820
CVS Health	24,614	1,781,807
Medtronic	25,005	2,245,949
Merck	18,678	1,374,888

		23,248,583

INDUSTRIALS — 8.2%
Fastenal	34,661	1,781,922
Honeywell International	9,282	1,344,219
Raytheon	23,252	4,070,030
Resideo Technologies *	1,547	32,565
Union Pacific	13,042	1,907,001

		9,135,737

INFORMATION TECHNOLOGY — 20.0%
Accenture, Cl A	9,323	1,469,491
Apple	34,135	7,470,786
Microchip Technology	33,332	2,192,579
Microsoft	79,648	8,507,203
Texas Instruments	28,442	2,640,271

		22,280,330

MATERIALS — 1.2%
Avery Dennison	14,545	1,319,522

REAL ESTATE — 8.0%
American Tower, Cl A ‡	33,148	5,164,790
CyrusOne ‡	70,708	3,763,787

		8,928,577

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2018

COMMON STOCK (continued)	Shares	Value
UTILITIES — 2.5%
Brookfield Infrastructure Partners	75,090	$2,802,359

TOTAL COMMON STOCK (Cost $67,503,491)		105,590,724

CASH EQUIVALENT — 5.0%(B)
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 2.010% (Cost $5,528,776)	5,528,776	5,528,776

TOTAL INVESTMENTS — 99.7%
(Cost $73,032,267)		$111,119,500

Percentages are based on Net Assets of $111,467,829.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnerships. At October 31, 2018, these securities amounted to $11,776,730 or 10.6% of Net Assets.
(B)	The reporting rate is the 7-day effective yield as of October 31, 2018.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Assets:
Investments at Value (Cost $626,239,609, $496,831,049 and $295,862,461, respectively)	$1,004,479,961	$607,376,401	$328,723,238
Cash Collateral Held at Prime Broker for Written Options	–	–	20,557
Receivable for Investment Securities Sold	4,649,155	–	–
Receivable for Capital Shares Sold	1,161,696	632,985	404,583
Dividends and Interest Receivable	332,671	58,338	1,070,572
Reclaim Receivable	–	2,461	–
Prepaid Expenses	27,995	17,342	15,157

Total Assets	1,010,651,478	608,087,527	330,234,107

Liabilities:
Payable for Investment Securities Purchased	2,640,908	–	–
Payable for Capital Shares Redeemed	90,043	34,231	570,000
Audit Fees Payable	23,318	23,318	23,318
Payable Due to Adviser	577,656	393,025	170,379
Payable Due to Administrator	48,355	29,064	15,749
Chief Compliance Officer Fees Payable	2,125	1,288	685
Payable Due to Trustees	421	255	136
Other Accrued Expenses	44,469	34,812	19,447

Total Liabilities	3,427,295	515,993	799,714

Net Assets	$1,007,224,183	$607,571,534	$329,434,393

Net Assets Consist of:
Paid-in Capital	$562,815,987	$507,376,200	$294,787,461
Total Distributable Earnings	444,408,196	100,195,334	34,646,932

Net Assets	$1,007,224,183	$607,571,534	$329,434,393

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	48,510,685	43,882,774	29,261,939

Net Asset Value, Offering and Redemption Price Per Share	$20.76	$13.85	$11.26

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All	CIBC Atlas
	Cap Growth	Equity Income
	Fund	Fund
Assets:
Investments at Value (Cost $106,251,129 and $73,032,267, respectively)	$166,395,121	$111,119,500
Receivable for Capital Shares Sold	97,430	249,755
Dividends Receivable	17,600	253,082
Reclaim Receivable	–	2,722
Prepaid Expenses	17,102	12,418

Total Assets	166,527,253	111,637,477

Liabilities:
Payable for Capital Shares Redeemed	123,023	3,893
Audit Fees Payable	45,740	45,740
Payable Due to Adviser	148,915	97,566
Payable Due to Administrator	8,117	5,340
Chief Compliance Officer Fees Payable	365	233
Payable Due to Trustees	72	46
Other Accrued Expenses	21,014	16,830

Total Liabilities	347,246	169,648

Net Assets	$166,180,007	$111,467,829

Net Assets Consist of:

Paid-in Capital	$82,532,406	$68,851,920
Total Distributable Earnings	83,647,601	42,615,909

Net Assets	$166,180,007	$111,467,829

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	5,363,579	2,900,140

Net Asset Value, Offering and Redemption Price Per Share	$30.98	$38.44

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2018

STATEMENTS OF OPERATIONS

			CIBC Atlas
	CIBC Atlas	CIBC Atlas Mid	Income
	Disciplined	Cap Equity	Opportunities
	Equity Fund	Fund	Fund
Investment Income:
Dividends	$14,746,330	$4,021,136	$6,523,402
Income Distributions from Registered Investment Companies	–	–	623,491
Interest	–	–	3,608,107
Less: Foreign Taxes Withheld	–	–	(49,732)

Total Investment Income	14,746,330	4,021,136	10,705,268

Expenses:
Investment Advisory Fees	6,391,671	4,382,498	2,007,772
Administration Fees	601,408	364,233	209,977
Trustees’ Fees	16,506	10,053	5,862
Chief Compliance Officer Fees	5,592	3,472	2,019
Transfer Agent Fees	66,314	50,537	40,298
Custodian Fees	38,084	23,451	14,678
Registration and Filing Fees	32,763	33,326	26,565
Legal Fees	31,398	19,238	10,899
Audit Fees	22,911	22,911	25,086
Printing Fees	19,254	13,453	9,320
Other Expenses	46,585	29,837	23,577

Total Expenses	7,272,486	4,953,009	2,376,053
Less:
Fees Paid Indirectly (Note 4)	(124)	(96)	(54)

Net Expenses	7,272,362	4,952,913	2,375,999

Net Investment Income (Loss)	7,473,968	(931,777)	8,329,269

Net Realized Gain on Investments	62,086,677	3,909,537	1,760,062
Net Realized Gain on Written Equity Options	–	–	749,483
Net Change in Unrealized Appreciation on Investments .	49,548,221	16,926,096	3,802,815
Net Change in Unrealized Appreciation on Written Equity Options	–	–	82,059

Net Realized and Unrealized Gain on Investments and Written Equity Options	111,634,898	20,835,633	6,394,419

Net Increase in Net Assets Resulting from Operations	$119,108,866	$19,903,856	$14,723,688

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2018 AND AUGUST 31,
2018

STATEMENTS OF OPERATIONS
	CIBC Atlas All Cap Growth Fund(1)
	Period Ended	Year Ended
	October 31, 2018(2)	August 31, 2018

Investment Income:
Dividends	$65,487	$615,803
Less: Foreign Taxes Withheld	–	(3,785)

Total Investment Income	65,487	612,018

Expenses:
Investment Advisory Fees	246,238	1,492,463
Administration and Accounting Fees (Note 4)	16,571	146,473
Distribution Fees - Class R Shares (Note 3)	–	3,949
Chief Compliance Officer Fees	(338)	6,330
Trustees’ Fees	(151)	5,910
Audit Fees	7,557	42,385
Registration and Filing Fees	6,907	20,601
Transfer Agent Fees	3,869	40,522
Legal Fees	557	23,743
Interest Expense	284	–
Custodian Fees	(5,668)	17,845
Other Expenses	(1,046)	22,412

Total Expenses	274,780	1,822,633
Less:
Advisory Waiver Recapture (Note 5)	55,603	–
Waiver of Investment Advisory Fees	–	(66,470)
Fees Paid Indirectly (Note 4)	(59)	(162)

Net Expenses	330,324	1,756,001

Net Investment Loss	(264,837)	(1,143,983)

Net Realized Gain on Investments	1,501,190	26,550,342
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,421,802)	23,733,731

Net Realized and Unrealized Gain (Loss) on Investments	(18,920,612)	50,284,073

Net Increase (Decrease) in Net Assets Resulting from Operations .	$(19,185,449)	$49,140,090

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2018 AND AUGUST 31,
2018

STATEMENTS OF OPERATIONS
	CIBC Atlas Equity Income Fund(1)
	Period Ended	Year Ended
	October 31, 2018(2)	August 31, 2018

Investment Income:
Dividends	$208,212	$2,087,660
Less: Foreign Taxes Withheld	–	(8,460)

Total Investment Income	208,212	2,079,200

Expenses:
Investment Advisory Fees	153,592	1,027,909
Administration and Accounting Fees (Note 4)	10,596	112,808
Distribution Fees - Class R Shares (Note 3)	–	1,417
Chief Compliance Officer Fees	(453)	5,270
Trustees’ Fees	(91)	5,162
Audit Fees	8,504	44,256
Registration and Filing Fees	5,710	26,660
Transfer Agent Fees	1,540	41,884
Legal Fees	(317)	23,089
Custodian Fees	(4,646)	13,377
Other Expenses	(1,640)	3,972

Total Expenses	172,795	1,305,804
Less:
Advisory Waiver Recapture (Note 5)	38,438	–
Waiver of Investment Advisory Fees	–	(93,565)
Fees Paid Indirectly (Note 4)	(40)	(107)

Net Expenses	211,193	1,212,132

Net Investment Income (Loss)	(2,981)	867,068

Net Realized Gain (Loss) on Investments	(115,964)	7,640,529
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,952,841)	7,899,437

Net Realized and Unrealized Gain (Loss) on Investments	(6,068,805)	15,539,966

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,071,786)	$16,407,034

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$7,473,968	$7,471,403
Net Realized Gain on Investments	62,086,677	17,388,730
Net Change in Unrealized Appreciation on Investments	49,548,221	131,670,529

Net Increase in Net Assets Resulting from Operations	119,108,866	156,530,662

Distributions:(1)
Institutional Shares	(24,205,849)	(11,536,229)

Total Distributions	(24,205,849)	(11,536,229)

Capital Share Transactions:
Institutional Shares
Issued	104,650,171	103,636,191
Reinvestment of Dividends and Distributions	21,194,875	9,287,955
Redeemed	(111,901,795)	(92,029,463)

Net Increase in Net Assets from Capital Share Transactions	13,943,251	20,894,683

Total Increase in Net Assets	108,846,268	165,889,116

Net Assets:
Beginning of Year	898,377,915	732,488,799

End of Year (2)	$1,007,224,183	$898,377,915

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(2)	Includes undistributed net investment income of $5,776,835, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Loss	$(931,777)	$(872,600)
Net Realized Gain (Loss) on Investments	3,909,537	(12,584,933)
Net Change in Unrealized Appreciation on Investments	16,926,096	90,203,738

Net Increase in Net Assets Resulting from Operations	19,903,856	76,746,205

Distributions:(1)
Institutional Shares	–	(4,980,771)
Return of Capital
Institutional Shares	–	(2,541)

Total Distributions	–	(4,983,312)

Capital Share Transactions:
Institutional Shares
Issued	114,080,602	151,914,635
Reinvestment of Dividends and Distributions	–	4,828,771
Redeemed	(48,884,891)	(40,209,178)

Net Increase in Net Assets from Capital Share Transactions	65,195,711	116,534,228

Total Increase in Net Assets	85,099,567	188,297,121

Net Assets:
Beginning of Year	522,471,967	334,174,846

End of Year (2)	$607,571,534	$522,471,967

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(2)	Includes accumulated net investment loss of $(943,467), in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
Operations:
Net Investment Income	$8,329,269	$7,302,797
Net Realized Gain on Investments and Written Equity Options	2,509,545	5,575,921
Net Change in Unrealized Appreciation on Investments and Written Equity Options	3,884,874	21,678,270

Net Increase in Net Assets Resulting from Operations	14,723,688	34,556,988

Distributions:(1)
Institutional Shares	(8,368,583)	(7,278,666)

Total Distributions	(8,368,583)	(7,278,666)

Capital Share Transactions:
Institutional Shares
Issued	52,969,967	92,191,558
Reinvestment of Dividends and Distributions	4,213,151	3,488,681
Redeemed	(56,815,692)	(34,710,547)

Net Increase in Net Assets from Capital Share Transactions	367,426	60,969,692

Total Increase in Net Assets	6,722,531	88,248,014
Net Assets:
Beginning of Year	322,711,862	234,463,848

End of Year (2)	$329,434,393	$322,711,862

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(2)	Includes undistributed net investment income of $454,139, in 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund(1)
	Period Ended October 31, 2018(2)	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net Investment Loss	$(264,837)	$(1,143,983)	$(941,717)
Net Realized Gain on Investments	1,501,190	26,550,342	14,551,895
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,421,802)	23,733,731	6,273,268

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,185,449)	49,140,090	19,883,446

Distributions(3)
Institutional Shares	–	(15,046,568)	(9,241,543)

Total Distributions	–	(15,046,568)	(9,241,543)

Capital Share Transactions:
Institutional Shares Issued	5,137,278	25,233,672	15,577,448
Reinvestment of Dividends and Distributions	–	14,636,758	8,922,706
Redemption Fees - Note 2	–	1,654	2,134
Redeemed	(7,508,289)	(29,216,347)	(35,335,669)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,371,011)	10,655,737	(10,833,381)

Total Increase (Decrease) in Net Assets	(21,556,460)	44,749,259	(191,478)
Net Assets:
Beginning of Period	187,736,467	142,987,208	143,178,686

End of Period (4)	$166,180,007	$187,736,467	$142,987,208

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

(3)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(4)

Includes accumulated net investment loss of $(775,063) and $(595,147), for the year ended August 31, 2018 and 2017, respectively. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund(1)
	Period Ended October 31, 2018(2)	Year Ended August 31, 2018	Year Ended August 31, 2017
Operations:
Net Investment Income (Loss)	$(2,981)	$867,068	$724,642
Net Realized Gain (Loss) on Investments	(115,964)	7,640,529	3,016,394
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,952,841)	7,899,437	13,437,320

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,071,786)	16,407,034	17,178,356

Distributions(3)
Institutional Shares	(160,014)	(4,669,310)	(948,778)

Total Distributions	(160,014)	(4,669,310)	(948,778)

Capital Share Transactions:
Institutional Shares Issued	3,226,442	7,417,803	8,125,262
Reinvestment of Dividends and Distributions	158,808	4,553,386	926,087
Redemption Fees - Note 2	–	–	745
Redeemed	(1,599,369)	(16,367,280)	(20,423,667)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,785,881	(4,396,091)	(11,371,573)

Total Increase (Decrease) in Net Assets	(4,445,919)	7,341,633	4,858,005
Net Assets:
Beginning of Period	115,913,748	108,572,115	103,714,110

End of Period (4)	$111,467,829	$115,913,748	$108,572,115

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in the Notes to Financial Statements).

(3)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).
(4)

Includes undistributed net investment income of $609,474 and $1,737,292 for the year ended August 31, 2018 and 2017, respectively. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2018(2)	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Year	$18.76	$15.73	$16.40	$15.77	$14.07

Income from Investment Operations:
Net Investment Income*	0.16	0.16	0.15	0.15	0.13
Net Realized and Unrealized Gain	2.36	3.11	0.01	1.16	2.32

Total from Investment Operations	2.52	3.27	0.16	1.31	2.45

Dividends and Distributions:
Net Investment Income	(0.16)	(0.15)	(0.15)	(0.13)	(0.13)
Net Realized Gains	(0.36)	(0.09)	(0.68)	(0.55)	(0.62)

Total Dividends and Distributions	(0.52)	(0.24)	(0.83)	(0.68)	(0.75)

Net Asset Value, End of Year	$20.76	$18.76	$15.73	$16.40	$15.77

Total Return †	13.61%	21.02%	1.17%	8.50%	18.25%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,007,224	$898,378	$732,489	$675,226	$586,379
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.76%	0.78%‡	0.80%‡	0.79%	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.76%	0.78%	0.79%	0.79%	0.81%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.89%	1.00%	0.93%	0.89%
Portfolio Turnover Rate	19%	17%	12%	16%	22%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund.

(2)	On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the year.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,				Period
					Ended
					October 31,
Institutional Class	2018(2)	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period or Year	$13.28	$11.28	$11.49	$10.54	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	(0.02)	(0.02)	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.59	2.17	(0.18)	1.04	0.55

Total from Investment Operations	0.57	2.15	(0.20)	1.01	0.54

Dividends and Distributions:
Net Realized Gains	–	(0.15)	(0.01)	(0.06)	–

Return of Capital	–	–(3)	–	–	–

Total Dividends and Distributions	–	(0.15)	(0.01)	(0.06)	–

Net Asset Value, End of Period or Year	$13.85	$13.28	$11.28	$11.49	$10.54

Total Return †	4.29%	19.28%	(1.74%)	9.60%	5.40%

Ratios and Supplemental Data
Net Assets, End of Period or Year (Thousands)	$607,572	$522,472	$334,175	$249,899	$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.85%	0.87%	0.88%	0.98%‡	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.85%	0.87%	0.88%	0.94%	1.67%**
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.20)%	(0.21)%	(0.27)%	(0.27)%**
Portfolio Turnover Rate	9%	17%	23%	11%	7%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	Commenced operations on June 27, 2014.
(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.
(3)	Value is less than $0.01 per share.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,				Period
					Ended
					October 31,
Institutional Class	2018(2)	2017	2016	2015	2014(1)

Net Asset Value, Beginning of Period or Year	$11.04	$10.00	$9.68	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.28	0.27	0.30	0.31	0.09
Net Realized and Unrealized Gain (Loss)	0.23	1.04	0.32	(0.37)	0.05

Total from Investment Operations	0.51	1.31	0.62	(0.06)	0.14

Dividends and Distributions:
Net Investment Income	(0.29)	(0.27)	(0.30)	(0.31)	(0.06)
Net Realized Gains	–	–	–	(0.03)	–

Total Dividends and Distributions	(0.29)	(0.27)	(0.30)	(0.34)	(0.06)

Net Asset Value, End of Period or Year	$11.26	$11.04	$10.00	$9.68	$10.08

Total Return †	4.60%	13.20%	6.55%	(0.67%)	1.42%

Ratios and Supplemental Data
Net Assets, End of Period or Year (Thousands)	$329,434	$322,712	$234,464	$209,754	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.71%	0.73%	0.74%	0.79%‡	0.85%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.71%	0.73%	0.74%	0.77%	0.97%**
Ratio of Net Investment Income to Average Net Assets	2.49%	2.54%	3.13%	3.10%	2.76%**
Portfolio Turnover Rate	25%	17%	24%	29%	6%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	Commenced operations on June 27, 2014.
(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Period Ended	Year Ended August 31,
	October 31,
Institutional Class	2018(1)	2018(2)	2017	2016	2015	2014
Net Asset Value, Beginning of Period or Year	$34.57	$28.28	$26.32	$26.78	$29.34	$26.03

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.05)	(0.22)	(0.17)	(0.19)	(0.24)	(0.29)
Net Realized and Unrealized Gain (Loss)	(3.54)	9.56	3.99	1.90	0.95	3.60

Total from Investment Operations	(3.59)	9.34	3.82	1.71	0.71	3.31

Dividends and Distributions:
Net Realized Gains	–	(3.05)	(1.86)	(2.17)	(3.27)	–

Total Dividends and Distributions	–	(3.05)	(1.86)	(2.17)	(3.27)	–

Redemption Fees ( Note 2)	–	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Period or Year	$30.98	$34.57	$28.28	$26.32	$26.78	$29.34

Total Return †	(10.38)%	35.54%	15.94%	6.54%	2.63%	12.72%

Ratios and Supplemental Data
Net Assets, End of Period or
Year (Thousands)	$166,180	$187,736	$139,450	$137,960	$134,970	$158,927
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements, Recaptures and Fees Paid Indirectly)	1.10%**‡(4)	1.10%	1.10%	1.10%	1.11%(4)	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements, Recaptures and Fees Paid Indirectly)	0.92%**(4)	1.15%	1.37%	1.38%	1.36%(4)	1.33%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.88)%**	(0.72)%	(0.67)%	(0.74)%	(0.86)%	(1.03)%
Portfolio Turnover Rate	4%***	50%	36%	46%	54%	73%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized
***	Not Annualized
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
(2)

On February 12, 2018, the All Cap Growth Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of The Advisors’ Inner Circle Fund AT All Cap Growth Fund.Information presented prior to February 12, 2018 is that of the Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period or Year

	Period	Year Ended August 31,
	Ended
	October 31,
Institutional Class	2018(1)	2018(2)	2017	2016	2015	2014
Net Asset Value, Beginning of Period or Year	$40.60	$36.55	$31.29	$30.76	$33.73	$28.98

Income (Loss) from Investment Operations:
Net Investment Income*	–	0.30	0.23	0.08	0.30	0.40
Net Realized and Unrealized Gain (Loss)	(2.10)	5.35	5.33	1.04	(2.04)	6.33

Total from Investment Operations	(2.10)	5.65	5.56	1.12	(1.74)	6.73

Dividends and Distributions:
Net Investment Income	(0.06)	(0.81)	(0.30)	(0.29)	(0.53)	(0.56)
Net Realized Gains	–	(0.79)	–	(0.30)	(0.70)	(1.42)

Total Dividends and Distributions	(0.06)	(1.60)	(0.30)	(0.59)	(1.23)	(1.98)

Redemption Fees ( Note 2)	–	–	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Period or Year	$38.44	$40.60	$36.55	$31.29	$30.76	$33.73

Total Return †	(5.19)%	15.88%	17.88%	3.71%	(5.42)%	23.88%

Ratios and Supplemental Data
Net Assets, End of Period or Year (Thousands)	$111,468	$115,914	$107,340	$101,542	$222,162	$226,383
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements, Recaptures and Fees Paid Indirectly)	1.10%**‡(4)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements, Recaptures and Fees Paid Indirectly)	0.90%**(4)	1.18%	1.44%	1.41%	1.37%	1.37%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.02)%**	0.79%	0.70%	0.25%	0.89%	1.26%
Portfolio Turnover Rate	3%***	30%	17%	41%	52%	67%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS
***	Not Annualized
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 54 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), formerly AT Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund” ), formerly AT Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), formerly AT Income Opportunities Fund, CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), formerly AT All Cap Growth Fund, and the CIBC Atlas Equity Income Fund (the “Equity Income Fund”), formerly AT Equity Income Fund (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the Funds

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Funds prior to February 12, 2018.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”).

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board. The Funds’ Fair Value Procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2018, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended October 31, 2018, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended October 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period ended October 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2018, the average monthly balances for written options were as follows:

Average Market Value for Written Options:	$187,664

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

There were no options purchased during the year or period ended October 31, 2018.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain or loss on written equity options and net change in unrealized depreciation or appreciation on written equity options. Written options transactions entered into during the year ended October 31, 2018, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Income Opportunities Fund and Equity Income Fund distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — Prior to February 12, 2018, the All Cap Growth Fund and Equity Income Fund imposed a 2.00% redemption fee on the current value of shares redeemed less than 60 days from the date of purchase. After February 12, 2018, no redemption fee was charged. The redemption fee was recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust. Prior to February 12, 2018, the Predecessor Funds adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with Quasar Distributors, LLC to serve as the distributor for the Class R shares of the Predecessor Funds. The fees incurred under the 12b-1 Plan are shown on the Statements of Operations as “Distribution Fees” for the All Cap Growth Fund and Equity Income Fund.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended October 31, 2018, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund , All Cap Growth Fund and Equity Income Fund paid $601,408, $364,233, $209,977, $16,571 and $10,596, respectively, for these services. Prior to February 12, 2018, the Predecessor Funds entered into an administrative services agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) pursuant to which the Predecessor Funds agreed to pay USBFS for certain costs incurred in providing administrative and accounting services to the Predecessor Funds. Expenses incurred under the agreement are shown on the Statements of Operations as “Administration and Accounting Fees”.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year or period ended October 31, 2018, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund and Equity Income Fund earned credits of $124, $96, $54, $59 and $40, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

Operations. Prior to February 12, 2018, the Predecessor Funds entered into a transfer agency and service agreement with USBFS.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund and Equity Income Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund and 0.80% of the average daily net assets of the Equity Income Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 1.10% of the average daily net assets for the Funds until February 29, 2020. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2018, there are no previously waived fees that are eligible to be recaptured from the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund. At October 31, 2018, the amount the Adviser may

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Expiring:	All Cap Growth Fund	Equity Income Fund
2019	$353,337	$505,632
2020	357,172	346,203
2021	–	–

6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	5,127,379	104,650,171	6,064,605	103,636,191
Reinvestment of Dividends and Distributions	1,096,905	21,194,875	562,873	9,287,955
Redeemed	(5,610,532)	(111,901,795)	(5,283,833)	(92,029,463)

Net Increase in Shares Outstanding from Share Transactions	613,752	13,943,251	1,343,645	20,894,683

	Mid Cap Equity Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	7,990,683	114,080,602	12,572,195	151,914,635
Reinvestment of Dividends and Distributions	–	–	413,068	4,828,771
Redeemed	(3,447,859)	(48,884,891)	(3,275,981)	(40,209,178)

Net Increase in Shares Outstanding from Share Transactions	4,542,824	65,195,711	9,709,282	116,534,228

	Income Opportunities Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	4,660,470	52,969,967	8,704,727	92,191,558
Reinvestment of Dividends and Distributions	373,028	4,213,151	327,733	3,488,681
Redeemed	(5,006,932)	(56,815,692)	(3,252,194)	(34,710,547)

Net Increase in Shares Outstanding from Share Transactions	26,566	367,426	5,780,266	60,969,692

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

	All Cap Growth Fund*
	Period Ended October 31, 2018(1)		Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	155,992	5,137,278	807,325	25,104,138	598,650	15,416,865
Reinvestment of Dividends and Distributions	–	–	509,692	14,271,384	366,931	8,622,882
Redemption Fees	–	–	–	1,654	–	2,132
Redeemed	(222,643)	(7,508,289)	(951,275)	(28,794,335)	(1,275,785)	(33,013,728)

Net Institutional Class Share Transactions	(66,651)	(2,371,011)	365,742	10,582,841	(310,204)	(8,971,849)

Class R
Issued	N/A	N/A	4,539	129,534	6,397	160,583
Reinvestment of Dividends and Distributions	N/A	N/A	13,639	365,374	13,232	299,824
Redemption Fees	N/A	N/A	–	–	–	2
Redeemed	N/A	N/A	(15,223)	(422,012)	(94,446)	(2,321,941)

Net Class R Share Transactions	N/A	N/A	2,955	72,896	(74,817)	(1,861,532)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(66,651)	(2,371,011)	368,697	10,655,737	(385,021)	(10,833,381)

*On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Effective June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1.

(1) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

	Equity Income Fund**
	Period Ended October 31, 2018(1)		Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class
Issued	80,921	3,226,442	195,067	7,398,493	221,097	7,405,350
Reinvestment of Dividends and Distributions	3,893	158,808	121,111	4,510,726	27,455	914,645
Redemption Fees	–	–	–	–	–	741
Redeemed	(39,679)	(1,599,369)	(432,476)	(16,315,821)	(557,005)	(18,505,308)

Net Institutional Class Share Transactions	45,135	1,785,881	(116,298)	(4,406,602)	(308,453)	(10,184,572)

Class R
Issued	N/A	N/A	517	19,310	21,237	719,912
Reinvestment of Dividends and Distributions	N/A	N/A	1,147	42,660	346	11,442
Redemption Fees	N/A	N/A	–	–	–	4
Redeemed	N/A	N/A	(1,341)	(51,459)	(57,407)	(1,918,359)

Net Class R Share Transactions	N/A	N/A	323	10,511	(35,824)	(1,187,001)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	45,135	1,785,881	(115,975)	(4,396,091)	(344,277)	(11,371,573)

**On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. Effective June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1.

(1) For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year or period ended October 31, 2018, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$178,762,239	$199,564,593	$–	$–
Mid Cap Equity Fund	115,949,144	50,916,092	–	–
Income Opportunities Fund	79,020,712	74,807,522	6,021,953	4,280,664
All Cap Growth Fund	7,896,777	17,129,507	–	–
Equity Income Fund	3,370,704	6,365,797	–	–

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent book and tax basis differences, primarily attributable to partnership reclassifications and REIT adjustments, have been reclassified to/from the following accounts for the year or period ended October 31, 2018.

	Paid-in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Gain (Loss)
Disciplined Equity Fund	$ –	$ 39,569	$ (39,569)
Mid Cap Equity Fund	(888,193)	900,448	(12,255)
Income Opportunities Fund	–	54,958	(54,958)
All Cap Growth Fund	–	1,857	(1,857)
Equity Income Fund	–	(36,334)	36,334

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2018 and October 31, 2017 for the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund and the period ended October 31, 2018 and years ended August 31, 2018 and August 31, 2017 for All Cap Growth Fund and Equity Income Fund were as follows:

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Disciplined Equity Fund
2018	$7,385,720	$16,820,129	$–	$24,205,849
2017	7,050,909	4,485,320	–	11,536,229
Mid Cap Equity Fund
2018	–	–	–	–
2017	–	4,980,771	2,541	4,983,312
Income Opportunities Fund
2018	8,368,583	–	–	8,368,583
2017	7,278,666	–	–	7,278,666
All Cap Growth Fund
2018(1)	–	–	–	–
2018	–	15,046,568	–	15,046,568
2017	–	9,241,542	–	9,241,542
Equity Income Fund
2018(1)	160,014	–	–	160,014
2018	2,363,744	2,305,566	–	4,669,310
2017	948,778	–	–	948,778

(1) For the period ended September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund and the CIBC Atlas Equity Income Fund changed their fiscal year end to October 31 (See Note 1 in Notes to Financials).

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Disciplined Equity Fund	$5,904,654	$61,567,266	$ –	$ –	$376,936,276	$ –	$444,408,196
Mid Cap Equity Fund	–	–	(974,795)	(8,940,789)	110,110,920	(2)	100,195,334
Income Opportunities Fund	469,782	1,478,466	–	–	32,698,683	1	34,646,932
All Cap Growth Fund	–	24,651,475	(1,038,041)	–	60,034,168	(1)	83,647,601
Equity Income Fund	463,903	5,471,751	(39,315)	(153,875)	36,873,457	(12)	42,615,909

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2018 through October 31, 2018. For the tax year ended October 31, 2018, the Mid Cap Equity Fund, All Cap Growth Fund and Equity Income Fund elected to treat qualified ordinary late year loss of $974,795, $1,038,041 and $39,315, respectively, as arising in the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

appreciation difference is attributable primarily to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Mid Cap Equity Fund	$5,760,544	$3,180,245	$8,940,789
Equity Income Fund	153,875	–	153,875

During the year ended October 31, 2018, Mid Cap Equity Fund and Income Opportunities Fund utilized $3,830,318 and $981,051, respectively, of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
CIBC Atlas Disciplined Equity Fund	$627,543,684	$396,787,984	$(19,851,707)	$376,936,277
CIBC Atlas Mid Cap Equity Fund	497,265,482	126,045,376	(15,934,457)	110,110,919
CIBC Atlas Income Opportunities Fund	296,024,555	39,702,270	(7,003,587)	32,698,683
CIBC Atlas All Cap Growth Fund	106,360,952	62,528,381	(2,494,212)	60,034,169
CIBC Atlas Equity Income Fund	74,246,043	38,385,116	(1,511,659)	36,873,457

9. Concentration of Risk:

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (All Cap Growth Fund, Equity Income Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund) — Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, Equity Income Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, Equity Income Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Mid Cap Equity Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Mid Cap Equity Fund) — Mortgage-backed

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securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Mid Cap Equity Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Mid Cap Equity Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Mid Cap Equity Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Mid Cap Equity Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Mid Cap Equity Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other

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securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Mid Cap Equity Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund) — Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material

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information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk (All Cap Growth Fund, Equity Income Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk (Equity Income Fund) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

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10. Line of Credit:

The Funds entered into an agreement on July 27, 2018, which enables them to participate in an $80 million uncommitted revolving line of credit with the Custodian. The agreement is set to expire on July 26, 2019. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. For the period ended October 31, 2018, the All Cap Growth Fund had average borrowings of $972,600 over a period of 2 days at a weighted average interest rate of 5.25%. Interest accrued on the borrowings was $284. This fee is included as “Interest Expense” on the Statement of Operations. As of October 31, 2018, there were no borrowings outstanding in the Funds.

11. Other:

At October 31, 2018, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	90%
Mid Cap Equity Fund	4	95%
Income Opportunities Fund	3	83%
All Cap Growth Fund	2	91%
Equity Income Fund	2	90%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Disciplined Equity Fund	Mid Cap Equity Fund	Income Opportunities Fund
	Year ended October 31, 2017	Year ended October 31, 2017	Year ended October 31, 2017
Net Investment Income	$ (7,050,909)	$ –	$(7,278,666)
Net Realized Gains	(4,485,320)	(4,980,771)	–

Total Distributions	$(11,536,229)	$(4,980,771)	$(7,278,666)

	All Cap Growth Fund		Equity Income Fund
	Year ended August 31, 2018	Year ended August 31, 2017	Year ended August 31, 2018	Year ended August 31, 2017
Net Investment Income	$ –	$ –	$(2,363,744)	$(948,778)
Net Realized Gains	(15,046,568)	(9,241,543)	(2,305,566)	–

Total Distributions	$(15,046,568)	$(9,241,543)	$(4,669,310)	$(948,778)

13. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and

Shareholders of CIBC Atlas Disciplined Equity Fund (formerly, AT Disciplined Equity Fund), CIBC Atlas Mid Cap Equity Fund (formerly, AT Mid Cap Equity Fund), CIBC Atlas Income Opportunities Fund (formerly, AT Income Opportunities Fund), CIBC Atlas All Cap Growth Fund (formerly, AT All Cap Growth Fund), and CIBC Atlas Equity Income Fund (formerly, AT Equity Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund (formerly, AT Disciplined Equity Fund), CIBC Atlas Mid Cap Equity Fund (formerly, AT Mid Cap Equity Fund), CIBC Atlas Income Opportunities Fund (formerly, AT Income Opportunities Fund), CIBC Atlas All Cap Growth Fund (formerly, AT All Cap Growth Fund), and CIBC Atlas Equity Income Fund (formerly, AT Equity Income Fund) (collectively referred to as the “Funds”) (five of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Disciplined Equity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
CIBC Atlas Mid Cap Equity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 For the period June 27, 2014 (commencement of operations) to October 31, 2014

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Individual fund constituting The Advisors’ Inner Circle Fund	Statements of operations	Statements of changes in net assets	Financial highlights
CIBC Atlas Income Opportunities Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 For the period June 27, 2014 (commencement of operations) to October 31, 2014
CIBC Atlas All Cap Growth Fund	For the two-month period ended October 31, 2018 For the year ended August 31, 2018	For the two-month period ended October 31, 2018 For each of the two years in the period ended August 31, 2018	For the two-month period ended October 31, 2018 For each of the five years in the period ended August 31, 2018
CIBC Atlas Equity Income Fund	For the two-month period ended October 31, 2018 For the year ended August 31, 2018	For the two-month period ended October 31, 2018 For each of the two years in the period ended August 31, 2018	For the two-month period ended October 31, 2018 For each of the five years in the period ended August 31, 2018

The statements of changes in net assets and financial highlights of CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund for the year ended August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

The financial highlights of CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund for each of the periods presented through August 31, 2016, were audited by other auditors whose report dated October 28, 2016, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance

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about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 28, 2018

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2018 to October 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Annualized Expense Ratios	Expenses Paid During Period*
CIBC Atlas Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,067.40	0.75%	$3.90
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.43	0.75%	$3.82
CIBC Atlas Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,002.90	0.84%	$4.26
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.95	0.84%	$4.30
CIBC Atlas Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,030.90	0.71%	$3.61
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.65	0.71%	$3.60
CIBC Atlas All Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,029.90	1.10%	$5.63
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60
CIBC Atlas Equity Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,056.60	1.10%	$5.70
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund and CIBC Atlas Income Opportunities Fund (the “Funds”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 21, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer

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sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

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Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES 3 4
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) to 2018

N. Jeffery Klauder (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2018.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INDEPENDENT TRUSTEES[3]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Tracie E. Ahern (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 54 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

Other Directorships

Held in the Past Five Years

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Disciplined Equity Fund	69.49%	30.51%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Mid Cap Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	78.75%	80.28%	0.00%	0.00%	0.00%
All Cap Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2018

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

NOTES

NOTES

CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Tracie E. Ahern and George Sullivan, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$101,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$6,000(2)	None	None	$30,000	None	$120,500
(d)	All Other Fees	None	None	None	None	None	None

(2)	Tax compliance services provided to affiliates of the Funds.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$936,860	None	None	$896,975	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$19,532(3)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(3)	Tax compliance services for Westwood Emerging Markets Fund.

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$170,000	None	None	$162,500	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$89,000(4)	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

(4)	Tax return preparation.

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$107,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2018	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $6,000 and $150,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $19,532 and $62,500 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $89,000 and $0 for 2018 and 2017, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: January 8, 2019

*	Print the name and title of each signing officer under his or her signature.